REVENUE RECOGNITION	3 Months Ended
Mar. 31, 2025
Revenue from Contract with Customer [Abstract]
ACCOUNTING PRONOUNCEMENTS
NOTE 4 - REVENUE RECOGNITION
Nature of Services
We account for a contract when both parties to the contract have approved the contract, the rights of the parties are identified, payment terms are identified, the contract has commercial substance, and collectability of consideration is probable.
Revenues are recognized over time, using an input or output method, as the control of the promised services is transferred to the client in an amount that reflects the consideration we expect to be entitled to in exchange for those services. The majority of our contracts are short-term in nature as they include termination clauses that allow either party to cancel within a short termination period, without cause. Revenue includes billable travel and other reimbursable costs and is reported net of sales or use taxes collected from clients and remitted to taxing authorities.
We generally determine standalone selling prices based on the prices included in our client contracts, using expected cost plus profit, or other observable prices. The price as specified in our client contracts is generally considered the standalone selling price as it is an observable input that depicts the price as if sold to a similar client in similar circumstances. Certain client contracts have variable consideration, including usage-based fees that increase the transaction price and volume rebates or other similar items that generally reduce the transaction price. We estimate variable consideration using the expected value method based on the terms of the client contract and historical evidence. These amounts may be constrained and are only included in revenue to the extent we do not expect a significant reversal when the uncertainty associated with the variable consideration is resolved. Other than bonuses to be paid to contractors, on behalf of our clients, our estimated amounts of variable consideration subject to constraints are not material, and we do not believe that there will be significant changes to our estimates. Certain contract employees are entitled to performance bonuses at the sole discretion of the client and are constrained until approved. In the three months ended March 31, 2025, approximately $0.1 million in bonuses were approved and paid to our contract employees. No bonuses were approved and paid to our contract employees on behalf of our clients in the three months ended March 31, 2024.
We record accounts receivable when our right to consideration becomes unconditional. Contract assets primarily relate to our rights to consideration for services provided that such rights to consideration are conditional on satisfaction of future performance obligations. A contract liability for deferred revenue is recorded when consideration is received, or is unconditionally due, from a client prior to transferring control of services to the client under the terms of a contract. Deferred revenue balances typically result from advance payments received from clients prior to transferring control of services. Other than deferred revenue, we do not have any material contract assets or liabilities as of and for the three months ended March 31, 2025 and 2024. As of March 31, 2025 and December 31, 2024, deferred revenue was $98 and $129, respectively, and was included in the “Accrued expenses and other current liabilities” caption on the Company’s Condensed Consolidated Balance Sheets.
Payment terms vary by client and the services being provided to the client. We consider payment terms that exceed one year to be extended payment terms. Substantially all of the Company’s contracts include payment terms of 90 days or less, and we do not extend payment terms beyond one year.
We primarily record revenue on a gross basis in the Condensed Consolidated Statements of Operations and Comprehensive Income based upon the following key factors:

•	We maintain the direct contractual relationship with the client and are responsible for fulfilling the service promised to the client.

•	We maintain control over our contractors while the services to the client are being performed, including our contractors’ billing rates, and are ultimately responsible for paying them.
RPO.
We provide complete recruitment outsourcing, project-based outsourcing, and recruitment consulting services for clients’ permanent staff hires. We recognize revenue for our RPO over time in an amount that reflects the consideration we expect to be entitled to and have an enforceable right to payment in exchange for our services. The client simultaneously receives and consumes the benefits of the services as they are provided. The transaction prices contain both fixed fees and variable consideration. Variable consideration is constrained by candidates accepting offers of permanent employment. We recognize revenue on fixed fees as the performance obligations are satisfied and variable fees as the constraint is lifted. We do not incur incremental costs to obtain our RPO contracts. The costs to fulfill these contracts are expensed as incurred.
We recognize permanent placement revenue when employment candidates accept offers of permanent employment. We have a substantial history of estimating the financial impact of permanent placement candidates who do not remain with our clients through a guarantee period. Fees to clients are generally calculated as a percentage of the new employee’s annual compensation. No fees for permanent placement services are charged to employment candidates.
Contracting.
We provide clients with a range of outsourced professional contract staffing services and managed service provider services, sometimes offered on a standalone basis and sometimes offered as part of a blended total talent solution. We recognize revenue for our contracting services over time as services are performed in an amount that reflects the consideration we expect to be entitled to and have an enforceable right to payment in exchange for our services, which is generally calculated as hours worked multiplied by the agreed-upon hourly bill rate. The client simultaneously receives and consumes the benefits of the services as they are provided. We do not incur incremental costs to obtain our contracts for outsourced professional contract staffing services and managed service provider services. The costs incurred to fulfill these contracts are expensed as incurred.
Unsatisfied performance obligations.
As a practical expedient, we do not disclose the value of unsatisfied performance obligations for (i) contracts with an expected original duration of one year or less and (ii) contracts for which we recognize revenue at the amount to which we have the right to invoice for services performed.

Disaggregation of Revenue
The following table presents our disaggregated revenues by revenue source. For additional information on the revenues by geographical segment, see Note 14 to the Condensed Consolidated Financial Statements.

	Three Months Ended March 31,
	2025	2024
RPO	$15,742	$15,838
Contracting	16,124	18,053

Total Revenue	$31,866	$33,891